UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 24, 2025

Date of Report (Date of earliest event reported)

Citizens & Northern Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

90-92 Main Street, Wellsboro, Pennsylvania		16901
(Address of principal executive offices)		(Zip Code)

(570) 724-3411

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CZNC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held virtually on Thursday, April 24, 2025. The Board of Directors fixed the close of business on February 5, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On this record date, there were outstanding and entitled to vote 15,467,390 shares of Common Stock with three issues proposed for vote by the shareholders. A total of 10,206,753 shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 66% of the Corporation’s outstanding Common Stock.

Proposal I - Election of Class II Directors

Voting for the Class II Directors elected to serve for a term of three years is summarized as follows:

Susan E. Hartley

3
Total Votes in Favor	6,339,366
Total Votes Withheld / Against	789,051
Broker Non-Votes	3,078,336

Leo F. Lambert

Total Votes in Favor	6,769,336
Total Votes Withheld / Against	359,081
Broker Non-Votes	3,078,336

Helen S. Santiago

Total Votes in Favor	6,914,154
Total Votes Withheld / Against	214,263
Broker Non-Votes	3,078,336

Katherine W. Shattuck

Total Votes in Favor	6,422,461
Total Votes Withheld / Against	705,956
Broker Non-Votes	3,078,336

Proposal II – Approval and Adoption of the 2024 Compensation of the Named Executive Officers

Voting on the requested approval and adoption of the 2024 compensation of the named executive officers as disclosed in the proxy statement was as follows:

Total Votes in Favor	4,925,878
Total Votes Against	2,023,566
Total Abstained	178,973
Broker Non-Votes	3,078,336

Proposal III – Ratification of the appointment of the firm of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2025.

Voting on the requested ratification of the appointment of the firm of Crowe LLP as independent auditors of the Corporation was as follows:

Total Votes in Favor	10,066,225
Total Votes Against	93,438
Total Abstained	47,090
Broker Non-Votes	0

Item 9.01   Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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CITIZENS & NORTHERN CORPORATION

Dated: April 28, 2025	By:	/s/ Mark A. Hughes
Mark A. Hughes
Treasurer and Chief Financial Officer

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